INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
13.	INCOME TAXES

a)	Income tax expense

Income tax expense differs from the amount that would be computed by applying the statutory income tax rates to loss before income taxes. An annual reconciliation of income taxes calculated at the statutory rate to the actual tax provision is as follows:

	2012	2011

Statutory federal and provincial tax rate	27.0%	28.5%
Expected tax recovery at statutory rate	$(7,490)	$(5,859)
Foreign income taxed at higher rates	25	(123)
Permanent differences and other	243	478
Benefit of deferred tax assets not recognized	$7,308	$5,870
Income tax expense	$86	$366

The components of the Company’s loss from operations before income taxes, by taxing jurisdiction, were as follows:

	2012	2011

Canada	$(28,501)	$(18,664)
United States	361	(2,787)
Other	399	892
	$(27,741)	$(20,559)

b)	Deferred taxes

The Company has not recorded any deferred tax assets in these financial statements because a valuation allowance has been provided against the full amount of the deferred tax assets. The balances of deferred taxes as at December 31, 2012 and December 31, 2011 represents the future benefit of unused tax losses and temporary differences between the tax and accounting bases of assets and liabilities.

The major items giving rise to deferred tax assets and liabilities are presented below:

	2012	2011

Non-capital losses carried forward	$17,112	$13,414
Capital assets	1,232	720
Intangible assets	(2,459)	(2,649)
Research and development expenditures	10,344	6,549
Reserves not taken for tax purposes	3,010	3,142
Total deferred tax assets	29,239	21,176
Valuation allowance	(29,239)	(21,176)
Net deferred tax asset	$-	$-

The net increase in the valuation allowance for the year ended December 31, 2012 was $8,063. The Company’s deferred tax liability for each tax jurisdiction is $Nil for all years noted above. The Company has non-capital losses of approximately $61,810 to reduce the taxable income of future years, as of December 31, 2012. These losses expire in 2026 and beyond.

The Company has deductible Scientific Research and Experimental Development expenditures applicable to future years of approximately $38,253. These expenditures have been included in the calculation of deferred taxes above and have no expiry date.

The Company has unutilized federal and provincial scientific research and experimental development investment tax credits of approximately $9,700 and $8,100 respectively. These credits expire in 2014 and beyond.

The Company has adopted the provisions in ASC 740 related to unrecognized tax benefits. ASC 740 provides specific guidance on the recognition, de-recognition and measurement of income tax positions in financial statements, including the accrual of related interest and penalties recorded in interest expense. First, the tax position is evaluated for recognition. An income tax position is recognized when it is more likely than not that it will be sustained upon examination based on its technical merits. If recognition is warranted the benefit is measured as the largest amount that is greater than 50% likely of being realized upon ultimate settlement. As of December 31, 2012 the Company has no unrecognized tax benefits (2011 – $Nil). As of December 31, 2012 the Company has not accrued any amounts for interest or penalties related to unrealized tax benefits (2011 - $Nil).

The Company files tax returns in Australia, Belgium, Canada, India, Japan, Germany and the United States. The years 2007 to 2011 remain subject to examination by tax authorities.